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                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of the Form S-8 made by Xeta Corporation on August 28, 1995.



                                                   /s/ ARTHUR ANDERSEN LLP

                                                   ARTHUR ANDERSEN LLP





Tulsa, Oklahoma
January 24, 1997